UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 5, 2025

Twist Bioscience Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-2058888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard
South San Francisco, CA 94080
(Address of principal executive offices, including ZIP code)

(800) 719-0671
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Trynka Shineman Blake to the Board of Directors

On August 5, 2025, the Board of Directors (the “Board”) of Twist Bioscience Corporation (the “Company”) elected Trynka Shineman Blake to the Board, effective immediately. Ms. Shineman Blake will serve as a Class II director until her term expires at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and, if elected at the Annual Meeting, until her successor has been duly elected and qualified. Ms. Shineman Blake has been appointed to serve as a member of the Audit Committee of the Board.

In connection with her service as a director, Ms. Shineman Blake will receive the Company’s standard non-employee director cash and equity compensation, which includes (i) the $50,000 annual cash retainer for her service as a director, (ii) the $10,000 annual retainer for her service as a member of the Audit Committee of the Board, (iii) an initial equity award of restricted stock units with a grant date fair value of $395,000, and (iv) an annual grant of restricted stock units with a grant date value equal to $240,000 at the next annual meeting of stockholders.

There are no arrangements or understandings between Ms. Shineman Blake and any other persons pursuant to which she was selected as a director. Ms. Shineman Blake has no family relationships with any of the Company’s directors or executive officers and she has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K.

On August 6, 2025, the Company issued a press release announcing the election of Ms. Shineman Blake to the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release dated August 6, 2025 titled “Twist Bioscience Appoints Trynka Shineman Blake to Board of Directors”
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2025	Twist Bioscience Corporation

/s/ Judy Yan
Judy Yan
Assistant General Counsel and Assistant Secretary